Mining interests	12 Months Ended
Dec. 31, 2024
Mining interests.
Mining interests

10. Mining interests

	2024	2023
	$	$

Cost – Beginning of year	456,467	583,669
Additions	35,538	30,598
Mining tax credit	(534)	152
Asset retirement obligations	13,524	(326)
Depreciation capitalized	2,397	4,630
Share-based compensation capitalized	70	287
Impairment	—	(160,484)
Borrowing costs	3,123	—
Currency translation adjustments	401	(2,059)
Cost – End of year	510,986	456,467
Accumulated depreciation – Beginning of year	4,772	3,190
Depreciation	140	1,075
Currency translation adjustments	(596)	507
Accumulated depreciation – End of year	4,316	4,772

Cost	510,986	456,467
Accumulated depreciation	(4,316)	(4,772)
Net book value	506,670	451,695

NSR Royalty and Streams

OGR holds a 5% NSR royalty on the Cariboo Gold Project, a 15% gold and silver stream on the San Antonio Gold Project and a 2% to 2.5% stream on all refined metals on the Tintic properties. The Cariboo Gold 5% NSR royalty is perpetual and is secured by a debenture on all of Barkerville movable and immovable assets, including Barkerville’s interest in the property and mineral rights, in an amount not less than $150 million. The security shall be first-ranking, subject to permitted encumbrances.

On May 27, 2022, the Company completed the acquisition of Tintic, which owns the Trixie Test Mine, as well as mineral claims in central Utah’s historic Tintic Mining District (the “Tintic Transaction”). Under the terms of the Tintic Transaction, the Company issued an aggregate of 2% NSR royalties, with a 50% buyback right in favour of Osisko Development exercisable within five years.

Impairment assessment

The market conditions, industry cost pressures, current inflationary environment and changes in assumptions related to required future capital expenditures, potential mining and processing methods and decrease in contained gold ounces in measured, indicated and inferred resources are considered as indicators of impairment and, accordingly, management of the Company performed an impairment assessment on all its projects. The Company tested its CGUs, for impairment, and recorded impairment charge in 2023 based on the results of its impairment assessments. No impairment charge is recorded in 2024. The Company’s assessments reflected a number of significant management assumptions and estimates relating to future cash flows projections and discount rate. Changes in these assumptions could impact the Company’s conclusion in future reporting.

On December 31, 2023, an impairment charge of $160.5 million on the Trixie Test Mine was recorded and the net assets of the Trixie Test Mine were written down to their net estimated recoverable amount (including mining interest and property, plant and equipment) of $51.6 million which was determined using a fair value less costs of disposal model based on a discounted cash flows approach. The impairment charge was recorded against the Mining Interests. The main valuation inputs used were the cash flows expected to be generated by the production and sale of gold and silver from the Trixie gold mine over the estimated life of the mine, the expected long-term gold price per ounce and a discount rate of 10.4% applied to the cash flow projections. A sensitivity analysis was performed by the Company’s management for the long-term gold price and the expected contained ounces of gold in the measured, indicated and inferred resources, using reasonably possible changes to these key assumptions. If the long-term gold price per ounce applied to the cash flow projections had been 10% lower than management’s estimates, the Company would have recognized an additional impairment charge of $18.2 million. If the expected number of contained ounces of gold applied to the cash flow projections had been 10% lower than management’s estimates, the Company would have recognized an additional impairment charge of $9.1 million.